EXHIBIT 10.1

AMENDING AGREEMENT

           THIS AMENDING AGREEMENT (the “Amending Agreement”), is made and entered into on February 29, 2012 (the “Effective Date”), by and between Circle Star Energy Corp., a Nevada corporation with a principal business address of 919 Milam Street, Suite 2300, Houston, Texas, 77002 (the “Company”) and S. Jeffrey Johnson, a resident of Texas (the “Executive”).

           WHEREAS, the Company and the Executive entered into an executive employment agreement (the “Employment Agreement”), effective October 1, 2011;

WHEREAS, pursuant to Section 4.2(i) of the Employment Agreement, the Executive will receive 1,514,000 shares of common stock of the Company (the “Restricted Shares”), payable and issued, 1/3 on March 1, 2012, 1/3 on June 1, 2012, and 1/3 on September 1, 2012; and

WHEREAS, the Company and the Executive wish to amend the Employment Agreement to change the vesting and payable dates of the Restricted Shares.

           NOW THEREFORE, in consideration of the premises and of the respective covenants and agreements of the parties herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending legally to be bound, hereby agree as follows:

1.           Section 4.2(i) of the Employment Agreement is replaced in its entirety with the following provision:

(i)           Restricted Share Issuance 1: 1,514,000 Restricted Shares payable and issued on the following schedule: 1/3 on March 1, 2013, 1/3 on June 1, 2013, 1/3 on September 1, 2013.

2.           This Amending Agreement may be executed in counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

           IN WITNESS WHEREOF, the parties hereto or their duly authorized representatives have caused this Agreement to be executed as of the date first above written.

CIRCLE STAR ENERGY CORP.

By: _______________________________ Name: _____________________________ Title: ______________________________

__________________________________ S. Jeffrey Johnson